------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA MUTUAL                                                                                        VARIABLE ANNUITY APPLICATION

------------------------------------------------------------------------------------------------------------------------------------
The Minnesota Mutual Life Insurance Company - Annuity Services - 400 Robert Street North - St. Paul, Minnesota 55101-2098 - Toll
Free 1-800-362-3141
------------------------------------------------------------------------------------------------------------------------------------
OWNER (PLEASE PRINT)                                             ANNUITANT (IF OTHER THAN OWNER)
------------------------------------------------------------------------------------------------------------------------------------
NAME                                                             NAME

------------------------------------------------------------------------------------------------------------------------------------
ADDRESS                                                          ADDRESS

------------------------------------------------------------------------------------------------------------------------------------
CITY, STATE, ZIP                                                 CITY, STATE, ZIP

------------------------------------------------------------------------------------------------------------------------------------
DATE OF BIRTH    SEX          TAXPAYER I.D. (Soc Sec # or EIN)   DATE OF BIRTH    SEX          SOCIAL SECURITY NUMBER
                 / / M / / F                                                      / / M / / F
------------------------------------------------------------------------------------------------------------------------------------
JOINT OWNER (OPTIONAL - MUST BE SPOUSE OF OWNER)                 JOINT ANNUITANT (OPTIONAL - MUST BE SPOUSE OF ANNUITANT)
------------------------------------------------------------------------------------------------------------------------------------
NAME                                                             NAME

------------------------------------------------------------------------------------------------------------------------------------
DATE OF BIRTH    SEX          SOCIAL SECURITY NUMBER             DATE OF BIRTH    SEX          SOCIAL SECURITY NUMBER
                 / / M / / F                                                      / / M / / F
------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY
------------------------------------------------------------------------------------------------------------------------------------
CLASS     NAME                               RELATIONSHIP        DATE OF BIRTH    SEX          SOCIAL SECURITY NUMBER
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  / / M / / F
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  / / M / / F
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT'S EMPLOYER (IF NOT SELF EMPLOYED)
------------------------------------------------------------------------------------------------------------------------------------
NAME                                         ADDRESS                              CITY, STATE, ZIP

------------------------------------------------------------------------------------------------------------------------------------
TYPE OF PLAN (PLEASE CHECK ONLY ONE BOX)                         PURCHASE PAYMENT ACCOUNT ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
/ / Non-Qualified  $____________
    / / Under the ____ (state) Uniform Transfers To Minor Act       ______% General (Not available for MultiOption Select)
/ / Individual Retirement Annuity (IRA) for tax year ________       ______% Advantus Maturing Government Bond - 1998
/ / IRA Rollover  $____________                                     ______% Advantus Maturing Government Bond - 2002
/ / IRA Transfer from existing IRA  $____________                   ______% Advantus Maturing Government Bond - 2006
/ / Simplified Employee Pension (SEP)                               ______% Advantus Maturing Government Bond - 2010
/ / SIMPLE                                                          ______% Advantus Growth
/ / Tax Sheltered Annuity (IRC Section 403(b))                      ______% Advantus Bond
    Annual Earned Income $____________                              ______% Advantus Money Market
/ / Qualified Retirement Plan (IRC Section 401)                     ______% Advantus Asset Allocation
    / / Employee Funded   / / Employer Funded                       ______% Advantus Mortgage Securities
/ / Public Employee Deferred Compensation (IRC Section 457)         ______% Advantus Index 500
/ / Non-Qualified Deferred Compensation                             ______% Advantus Capital Appreciation
/ / Other ___________________                                       ______% Advantus International Stock
-----------------------------------------------------------------   ______% Advantus Small Company
TYPE OF CONTRACT AND AMOUNT OF PAYMENT                              ______% Advantus Value Stock
-----------------------------------------------------------------   ______% Advantus Small Company Value
/ / MultiOption Select Flexible Payment Deferred Variable Annuity   ______% Advantus International Bond
    of $______ per ______ OR $______ as a single payment            ______% Advantus Index 400 Mid-Cap
/ / MultiOption Flexible Payment Deferred Variable Annuity          ______% Templeton Developing Markets
    of $______ per ______ OR $______ as a single payment            ______% Advantus Macro-Cap Value
/ / MultiOption Single Payment Deferred Variable Annuity            ______% Advantus Micro-Cap Growth
    of $_________________ ($5,000 Minimum)                        __________
----------------------------------------------------------------- TOTAL 100%
The prospectuses for the Variable Annuity Account, Advantus
Series Fund and Templeton Developing Markets Fund each refer to a Statement of Additional Information.  Would you like us to
send you a copy?   / / Yes     / / No
------------------------------------------------------------------------------------------------------------------------------------
PAYMENT METHOD
------------------------------------------------------------------------------------------------------------------------------------
/ / APP (Automatic Payment Plan) commencing on Month _____________ Day _________
    / /  Enclosed APP Authorization form and voided check
/ / Bill employer commencing on Month ____ and continuing       Add to existing case# ______________
         / / Annually (1)       / / Semi-Annually (2)           / / Quarterly (4)
         / / Monthly (12)       / / Semi-Monthly (24)           / / Bi-Weekly (26)
  Individual billing, commencing on the 1st day of Month ________ and continuing / / Quarterly  / / Semi-Annually  / / Annually

84-9093 Rev. 9-1997

------------------------------------------------------------------------------------------------------------------------------------
REPLACEMENT
------------------------------------------------------------------------------------------------------------------------------------
  Will this contract applied for replace or change an existing contract?  / / Yes    / / No
          If yes please provide: COMPANY NAME __________________________________ CONTRACT NUMBER(S) ______________________
  Have you completed a State Replacement Form (where required)? (Based on jurisdiction, not state of residence)
          / / Not Required         / / Enclosed
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS OR REMARKS
------------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
1. Are you an employee of Minnesota Mutual or a subsidiary?                                                          / / Yes  / / No
2. Are you a spouse or dependent child of an employee of Minnesota Mutual or a subsidiary?                           / / Yes  / / No
3. Are you or your spouse an employee or employed by an NASD firm?                                                   / / Yes  / / No
4. Dependents:      / / Spouse  / / Children   Ages ____________________
5. How was account acquired?  / / Known Personally   / / Unsolicited   / / Solicited    / / Referred By __________________________
6. Current Approximate:  Annual Income $___________________ Assets $__________________ Debt $_________________ Tax Bracket _______%
7. Other Investments: (Exclusive of personal residence, automobile and this investment.)
               Savings                 $____________________            Balanced/Total Return Funds  $____________________
               Insurance Cash Values   $____________________            Stock Funds                  $____________________
               Real Estate             $____________________            Bond Funds                   $____________________
               Business Interests      $____________________            Individual Stocks            $____________________
               Retirement Funds        $____________________            Individual Bonds             $____________________
               Other________________   $____________________
8. Ranking of Investment Objectives (Rank 1 - 5 in order of       9. Ranking of Investment Objectives (Rank 1 - 5 in order of
   importance):                                                      importance):
               CURRENT INVESTMENT                                            TOTAL PORTFOLIO
               ________ Conservative Income/Capital Preservation             ________ Conservative Income/Capital Preservation
               ________ Current Income                                       ________ Current Income
               ________ Conservative Growth/Total Return                     ________ Conservative Growth/Total Return
               ________ Growth                                               ________ Growth
               ________ Aggressive Growth                                    ________ Aggressive Growth
10. Risk tolerance of current investment (Please select only     11. Risk tolerance of total portfolio (Please select only one):
    one):
         / / Low Risk  / / Moderate Risk  / / High Risk                / / Low Risk  / / Moderate Risk  / / High Risk
------------------------------------------------------------------------------------------------------------------------------------
OWNER/ANNUITANT SIGNATURES
------------------------------------------------------------------------------------------------------------------------------------
-  I represent that the statements and answers in this application are full, complete and true to the best of my knowledge. I agree that they are to be considered the basis of any contract issued to me.

-  I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY ACCOUNT PROSPECTUS AND THE CURRENT
   PROSPECTUSES FOR THE ADVANTUS SERIES FUND AND TEMPLETON DEVELOPING MARKETS FUND. I UNDERSTAND
   THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF
   A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
------------------------------------------------------------------------------------------------------------------------------------
SIGNED AT (City, State)             DATE          SIGNATURE OF OWNER                    SIGNATURE OF ANNUITANT
                                                  X                                     X
------------------------------------------------------------------------------------------------------------------------------------
AMOUNT REMITTED WITH APPLICATION                  SIGNATURE OF JOINT OWNER              SIGNATURE OF JOINT ANNUITANT
$                                                 X                                     X
------------------------------------------------------------------------------------------------------------------------------------
TO BE COMPLETED BY REPRESENTATIVE
------------------------------------------------------------------------------------------------------------------------------------
To the best of my knowledge this contract / / will / / will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered.  No written sales materials were used other than those furnished by the Home
Office.
------------------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE NAME (PRINT)                  REPRESENTATIVE SIGNATURE              AGENCY CODE         AGENT CODE
                                             X                                                                                   %
------------------------------------------------------------------------------------------------------------------------------------

                                             X                                                                                   %
------------------------------------------------------------------------------------------------------------------------------------
TO BE COMPLETED BY DEALER
------------------------------------------------------------------------------------------------------------------------------------
DEALER NAME                                  DATE                   SIGNATURE OF AUTHORIZED DEALER
                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
THIS APPLICATION BECOMES EFFECTIVE ONLY UPON ITS ACCEPTANCE BY ASCEND FINANCIAL SERVICES, INC.
------------------------------------------------------------------------------------------------------------------------------------
ACCEPTED BY                                  DATE                   CONTRACT NUMBER                  CASE NUMBER

------------------------------------------------------------------------------------------------------------------------------------